WAIVER AND CONSENT

This **WAIVER AND CONSENT** (this "Waiver and Consent") is made and entered into as of April 12, 2023 by and between Marizyme, Inc., a Nevada corporation (the "Company") and Waichun Logistics Technology Ltd, an entity (the "Investor").

WHEREAS, the Investor holds (1) that certain 10% Secured Convertible Promissory Note, dated as of March 24, 2022, of the Company; (2) that certain Class C Common Stock Purchase Warrant, dated as of March 24, 2022, of the Company; (3) that certain 10% Secured Convertible Promissory Note, dated as of June 17, 2022, of the Company; (4) that certain Class C Common Stock Purchase Warrant, dated as of June 17, 2022, of the Company; (5) that certain 10% Secured Convertible Promissory Note, dated as of August 12, 2022, of the Company; and (6) that certain Class C Common Stock Purchase Warrant, dated as of August 12, 2022, of the Company (collectively, the "Securities").

WHEREAS, the Securities contain certain conversion or exercise provisions providing for the issuance of shares of common stock of the Company to the Investor upon the occurrence of certain conditions under the Securities.

WHEREAS, the Company and the Investor desire to waive and consent to the deferral of all obligations of the Company pursuant to or relating to such conversion or exercise provisions so as to provide sufficient authorized shares of common stock in order to allow the Company to meet its obligations under the Securities as well as its other capital-raising needs.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Definitions; Transaction Documents**. This Waiver and Consent shall constitute a waiver and consent for all purposes of the Securities.

2. **Confirmation of Waiver and Consent**. The Investor hereby waives and consents to the deferral of all obligations of the Company pursuant to or relating to any and all conversion or exercise provisions providing for the issuance of shares of common stock of the Company to the Investor upon the occurrence of certain conditions under the Securities and expressly hereby agrees not to so exercise or convert the Securities.

3. **Conditions to Effectiveness of Waiver**. This Waiver and Consent shall become effective upon receipt by the Company and the Investor of counterpart signatures to this Waiver and Consent duly executed and delivered by the Company and the Investor.

4. **No Implied Consent or Waiver**. Except as expressly set forth in this Waiver and Consent, this Waiver and Consent shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Investor under the Securities, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Securities, all of which shall continue in full force and effect. Nothing in this Waiver and Consent shall be construed to imply any willingness on the part of the Investor to agree

to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Securities.

5. **Counterparts**. This Waiver and Consent may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Waiver and Consent by e-mail (e.g., "pdf" or "tiff") or fax transmission shall be effective as delivery of a manually executed counterpart of this Waiver and Consent.

6. **Governing Law**. THIS WAIVER AND CONSENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

[*Remainder of Page Intentionally Left Blank.*]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MARIZYME, INC.

DocuSigned by:
David Barthel
248ED5544A78464...

By: ____________________________________
Name: David Barthel
Title: Chief Executive Officer

WAICHUN LOGISTICS TECHNOLOGY LTD

Hui Xian

By: ____________________________________
Name: HUI XIAN
Title: CEO

Signature Certificate

Reference number: 8WIMY-2ZB3S-JHPE9-UAUQ8

Signer	Timestamp	Signature
Hui Xian Email: 369587042@qq.com		Hui Xian
Sent:	13 Apr 2023 14:18:00 UTC	
Viewed:	13 Apr 2023 14:19:50 UTC	
Signed:	13 Apr 2023 14:20:27 UTC	
Recipient Verification:		IP address: 113.91.209.87
✔Email verified	13 Apr 2023 14:19:50 UTC	Location: Shenzhen, China

Document completed by all parties on:

13 Apr 2023 14:20:27 UTC